SUBLEASE




                                 BY AND BETWEEN





              UNION ACCEPTANCE CORPORATION, AN INDIANA CORPORATION

                                    LANDLORD




                                       AND




                   UNION FEDERAL SAVINGS BANK OF INDIANAPOLIS,
                             A FEDERAL SAVINGS BANK

                                     TENANT





                                      DATED

                                 August 1, 1996

                                TABLE OF CONTENTS

PARAGRAPH                                                              PAGE


PARAGRAPH 1:  TERMS AND DEFINITIONS.......................................1

         PARAGRAPH 2:  EXHIBITS...........................................2

         PARAGRAPH 3:  CONSENT............................................2

         PARAGRAPH 4:  COMMENCEMENT AND POSSESSION........................2

         PARAGRAPH 6:  RENT...............................................2

         PARAGRAPH 7:  HOLDOVER TENANCY...................................3

         PARAGRAPH 8:  TENANT'S ALTERATIONS...............................3

         PARAGRAPH 9:  CERTAIN IMPROVEMENTS: .............................4

         PARAGRAPH 10:  PROJECT SERVICES..................................4

         PARAGRAPH 11:  INTERRUPTION OF SERVICES..........................5

         PARAGRAPH 12:  USE OF LEASED PREMISES............................5

         PARAGRAPH 13:  SIGNS AND GRAPHICS................................6

         PARAGRAPH 14:  ENVIRONMENTAL PROVISIONS..........................6

         PARAGRAPH 15:  INSURANCE AND WAIVER OF SUBROGATION...............7

         PARAGRAPH 16:  REPAIRS...........................................8

         PARAGRAPH 17:  ENCUMBRANCES; ASSIGNMENT AND SUBLETTING...........9

         PARAGRAPH 18:  ADDITIONAL RIGHTS RESERVED
                           TO THE LANDLORD...............................10

         PARAGRAPH 19:  LANDLORD'S REPRESENTATIONS.......................10

         PARAGRAPH 20:  CASUALTY AND UNTENANTABILITY.....................10

         PARAGRAPH 21:  CONDEMNATION.....................................11

         PARAGRAPH 22:  WAIVER OF CERTAIN CLAIMS.........................11

         PARAGRAPH 23:  LIMITATION OF LANDLORD'S LIABILITY...............12

         PARAGRAPH 24:  TENANT'S DEFAULT.................................12

         PARAGRAPH 25:  REMEDIES OF LANDLORD.............................12

         PARAGRAPH 26:  ADVANCES AND INTEREST............................14

         PARAGRAPH 27:  [RESERVED].......................................14

         PARAGRAPH 28:  SURRENDER OF LEASED PREMISES.....................14

         PARAGRAPH 29:  INDEMNIFICATION..................................14

         PARAGRAPH 30:  SEVERABILITY.....................................15

         PARAGRAPH 31:  WAIVER...........................................15

         PARAGRAPH 32:  ESTOPPEL.........................................15

         PARAGRAPH 33:  SUBORDINATION, ATTORNMENT
                           AND NONDISTURBANCE............................16

         PARAGRAPH 34:  QUIET ENJOYMENT..................................16

         PARAGRAPH 35:  ATTORNEYS' FEES..................................16

         PARAGRAPH 36:  FORCE MAJEURE....................................16

         PARAGRAPH 37:  APPLICABLE LAW...................................17

         PARAGRAPH 38:  BINDING EFFECT; GENDER...........................17

         PARAGRAPH 39:  TIME.............................................17

         PARAGRAPH 40:  WAIVER OF JURY TRIAL.............................17

         PARAGRAPH 41:  HEADINGS.........................................17

         PARAGRAPH 42:  BROKERS..........................................17

         PARAGRAPH 43:  ENTIRE AGREEMENT.................................17

         PARAGRAPH 44:  NOTICES..........................................18

         PARAGRAPH 45:  RECORDATION......................................18

         PARAGRAPH 46:  OPTION TO RENEW..................................18

                              SUBLEASE OF PREMISES

         This Sublease of Premises (the "Sublease") is made between UNION ACCEPTANCE CORPORATION, an Indiana corporation ("Landlord"), and UNION FEDERAL SAVINGS BANK OF INDIANAPOLIS, a Federal savings bank ("Tenant"). Landlord leases to Tenant and Tenant leases from Landlord the Leased Premises, subject to the following terms and conditions:

PARAGRAPH 1: TERMS AND DEFINITIONS: The following terms and definitions shall be applied uniformly throughout the Lease:

         A. Building shall mean the structure and all real property underlying such structure and contiguous thereto held under common ownership which is described on Exhibit A and more generally located at 250 North Shadeland Avenue, Indianapolis, Indiana.

         B. Leased Premises shall mean portions of the ground floor of the Building, as described in Exhibit B.

         C. Lease Commencement Date shall mean August 1, 1996.

         D. Tenant's Rentable Square Footage shall mean 1,534 square feet of office space.

         E. Lease Expiration Date shall mean April 30, 2003, or the expiration date of any renewal period.

         F. Term shall mean the period commencing with Lease Commencement Date and ending with the Lease Expiration Date.

         G. Base Rent shall mean $2,556.67 per month for the Term.

         H. Permitted Purpose shall mean branch banking center and storage.

         I. Authorized Number of Parking Spaces shall mean 25 spaces at no cost to Tenant.

         J. Landlord's Notice Address: Union Acceptance Corporation, 250 North Shadeland Avenue, Indianapolis, Indiana 46219 - Attention: President - Fax:
(317) 231- 7926.

         K.  Tenant's   Mailing   Address:   Union   Federal   Savings  Bank  of
Indianapolis,  45  North  Pennsylvania  Street,  Indianapolis,  Indiana  46204 -
Attention: Lonnie Frauhiger - Fax: (317) 269-4780.

         L. Master Lease shall mean that certain Lease and Agreement dated as of November 1, 1995, by and between Landlord and Waterfield Mortgage Company, Incorporated.

PARAGRAPH 2: EXHIBITS: The exhibits listed below are attached and incorporated into this Sublease by reference. The terms of schedules, exhibits, and typewritten addenda, if any, attached to this Sublease shall control over any inconsistent provisions in this Sublease.

         Exhibits:

         A.       Legal description of Building
         B.       Schematic floor plan
         C.       Cleaning services
         D.       Tenant estoppel certification
         E.       Subordination, Non-Disturbance and Attornment Agreement
         F.       Signage specifications


PARAGRAPH 3: CONSENT: Notwithstanding any other provision of this Sublease, all consents and approvals to be given by Landlord or Tenant, as the case may be, shall not be unreasonably or arbitrarily withheld, and shall be timely made.

PARAGRAPH 4: COMMENCEMENT AND POSSESSION: Subject to the terms and conditions herein, the Term, the Rent (as hereinafter defined) and the possession of the Leased Premises by Tenant shall commence on the Lease Commencement Date. Tenant's occupancy of the Leased Premises shall not be construed to relieve Landlord of its responsibility to remedy, correct, replace, reconstruct or repair any deviation, deficiency, or defect in the work or in the materials or equipment furnished by Landlord without cost to Tenant.

PARAGRAPH 5: SUBORDINATION TO MASTER LEASE: This Sublease is subject in all respects to the terms and conditions of the Master Lease relating to the Property. Tenant covenants and agrees with Landlord that it will observe and perform each of the covenants and agreements, and shall abide and be bound by each of the terms and provisions of the Master Lease (except the covenants for the payment of rent, real estate taxes and insurance premiums thereunder) and shall take no action, or fail to take any action, that would constitute a default by the Landlord thereunder. Tenant acknowledges that it has received a copy of the Master Lease. In the event of a conflict between the terms and conditions of the Master Lease and (i) the rights of Tenant or (ii) the obligations of Landlord hereunder, the Master Lease shall prevail. Tenant shall have no greater rights under this Sublease with respect to the Property than Landlord has as lessee under the Master Lease.

PARAGRAPH 6: RENT: Beginning on the Lease Commencement Date, Tenant shall pay each monthly installment of Base Rent in advance on or before the first calendar day of each month. Monthly installments for any fractional calendar month, at the beginning or end of the Term, shall be prorated based on the number of days in the month. Base Rent together with all other amounts payable by Tenant to Landlord under this Sublease, shall be sometimes referred to collectively as "Rent". Tenant shall pay all Rent to: Landlord at the address prescribed above for notices, Attention: Rick A. Brown, Treasurer, or as may be hereafter specified by Landlord. If Tenant fails to make any payment of Rent within five
(5) days after the payment is due, then Tenant shall pay a late charge of four percent (4%) of the amount of the payment per month from the date when due. Such late charge shall constitute Rent, and shall be paid with the next monthly installment of Rent coming due. Such late charge shall be in addition to, and not in lieu of, all other rights and remedies provided to Landlord in this Sublease.

PARAGRAPH 7: HOLDOVER TENANCY: If Tenant shall holdover without permission after the expiration of the Term, Tenant shall be deemed to occupy the Leased Premises as a tenant from month-to-month, which tenancy may be terminated by thirty (30) days written notice. During such tenancy, Tenant agrees to pay to Landlord an amount equal to one hundred fifty percent (150%) of the monthly Base Rent in effect during the last month of the Term and to be bound by all of the terms, conditions and covenants herein specified or the holdover shall be deemed a default under Paragraph 24 of this Sublease. Landlord may exercise all of its rights and remedies as a result of Tenant's failure to deliver possession of the Leased Premises to Landlord when required under this Sublease for the period of such holdover.

PARAGRAPH 8: TENANT'S ALTERATIONS: Other than as set forth in Paragraph 9, Tenant shall not make any alterations, additions or improvements (collectively referred to as "Tenant's Alterations") in or to the Leased Premises without first obtaining the written consent of Landlord, which consent may be withheld at Landlord's discretion. All Tenant's Alterations shall be done in accordance with all laws, ordinances, and rules and regulations of any federal, state, county, municipal, or other public authority having jurisdiction over the Leased Premises. Tenant shall use qualified contractors approved by Landlord and all work must be done in a good and workmanlike manner and conform with the standard of the Building. Tenant may, at its option, remove any Tenant's Alterations prior to its return of possession of the Leased Premises to Landlord pursuant to the terms of this Sublease, so long as Tenant restores the Leased Premises to its original condition prior to the installation of such Tenant's Alterations, subject to ordinary wear and tear and damage by fire and other insured casualty excepted. As of the Lease Commencement Date, there are no Tenant Alterations that Tenant will remove prior to its return of possession of the Leased Premises, except those listed on Schedule 1 hereto.

         Any mechanic's lien filed against the Leased Premises or the Building for work claimed to have been done or materials claimed to have been furnished to Tenant shall be discharged by Tenant within thirty (30) days from the date of receipt of notice of the lien. For the purposes hereof, the bonding of such lien by a reputable casualty or insurance company reasonably satisfactory to Landlord shall be deemed the equivalent of a discharge of any such lien. Should any action, suit, or proceeding be brought upon any such lien for the enforcement or foreclosure of the same, Tenant shall defend Landlord therein, by counsel reasonably satisfactory to Landlord, and pay any damages and satisfy and discharge any judgment entered therein against Landlord.

         Tenant shall indemnify and hold Landlord harmless from any injury, damage, cost or loss sustained by persons or property as a result of any defect in the design, material or workmanship of Tenant Alterations.

PARAGRAPH 9: CERTAIN IMPROVEMENTS: Landlord acknowledges that Tenant has, with Landlord's consent, constructed improvements to the Leased Premises and adjacent areas to meet the Tenant's requirements, including the construction of a drive-up teller facility and additional parking area. Landlord acknowledges that such improvements have been constructed in compliance with Paragraph 8. Landlord and tenant agree that Tenant's costs to construct such improvements was $316,045, of which $203,640 has been or will be reimbursed by Landlord to Tenant at or about the time this Sublease is executed by the parties hereto. Neither Landlord nor Tenant owes the other any additional funds in respect of such improvements.

PARAGRAPH 10: PROJECT SERVICES: Landlord shall furnish Project Services, as defined herein, in the manner generally provided in first class office buildings in the local metropolitan area, including, but not limited to:

         A. Utility Services: Electricity; hot and cold water; sewer; refuse and rubbish removal; lighting, and bulb, tube, lamp and ballast replacement; and heating, ventilation and air conditioning. Should Tenant, in Landlord's reasonable judgment, use additional, unusual or excessive Utility Services, Landlord reserves the right to charge Tenant for the portion of Utility Services which is unusual or excessive, in Landlord's reasonable discretion.

         B. Maintenance Services: Maintenance of all interior and exterior areas including parking areas and the roof. Services include, but are not limited to, lighting, landscaping, cleaning, painting, window washing, and snow plowing.

         C. Janitorial Services: Listed on Exhibit C ("Cleaning Services").

         D. Elevator Service: During normal business hours (if the Building contains an elevator or elevators for the use of Tenant). There shall also be at least one elevator available twenty-four hours a day.

         The services described in paragraphs A. through D. above shall be collectively referred to as "Project Services." The costs of Project Services shall be part of Base Rent. Unless otherwise indicated, Project Services shall be furnished 7:00 a.m. to 7:00 p.m., Monday through Friday, and until 1:00 p.m. on Saturdays, excluding the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and

Christmas Day. If requested by Tenant with twenty-four (24) hours prior notice, Landlord will make available any Project Services for an additional hourly fee agreed to by Landlord and Tenant.

PARAGRAPH 11: INTERRUPTION OF SERVICES: Notwithstanding any other provisions of this Sublease, if any of the Project Services to be provided by Landlord are suspended or interrupted for any reason other than the default, willful acts, negligence or recklessness of Tenant or its agents, employees, visitors, customers or invitees for a period of more than two (2) consecutive business days, Rent due hereunder shall abate equitably in direct proportion to the amount of the Leased Premises that are unusable by Tenant, until such time as Project Services are restored to the Leased Premises.

PARAGRAPH 12:  USE OF LEASED PREMISES:  Tenant agrees to:

         A. Use the Leased Premises for the Permitted Purpose and for no other purpose.

         B. Use the Leased Premises in compliance with all laws, ordinances, regulations or rules applicable to the Leased Premises and all requirements of the carriers of insurance covering the Building. However, so long as it uses the Leased Premises for the Permitted Purpose, Tenant shall not be obligated to make any changes to the Leased Premises due to laws, ordinances, regulations or rules, unless such changes are required as a result of Tenant's Alterations.

         C. Not do or permit anything to be done in or about the Leased Premises, or bring or keep anything in the Leased Premises that may increase Landlord's fire and extended coverage insurance premium, damage the Building or the Leased Premises, constitute waste, constitute an immoral purpose, be a nuisance, public or private, or menace or other disturbance to tenants of adjoining premises or anyone else.

         D. Observe, perform and abide by such reasonable rules and regulations for the use and occupation of the Leased Premises promulgated by Landlord from time to time.

         E. Maintain and supply its own security personnel and equipment. Due to the nature of Tenant's use as a banking center, it is expressly agreed that Landlord shall not be liable for loss to Tenant, its agents, employees, customers and visitors arising out of robbery, theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Leased Premises, provided that such access was not gained as a result of the negligence, intentional act or willful misconduct of Landlord, its agents or employees. Tenant agrees to indemnify, release and hold harmless Landlord from any claim, loss, cost, damage, cause of action, award or other expense (including reasonable attorneys' fees) arising out of or related to such claims, provided that such claim did not arise as a result of the negligence, intentional act or willful misconduct of Landlord, its agents or employees.

PARAGRAPH 13: SIGNS AND GRAPHICS: Except as agreed to in Exhibit F, Tenant shall not place or permit any lettering, sign, advertisement, notice or object on the windows or doors or on the outside of the perimeter walls of the Leased Premises, unless Landlord has given prior written consent. Any sign or lettering not approved by Landlord may be removed by Landlord and the cost of such removal and any necessary repair shall be paid for by Tenant.

PARAGRAPH 14:  ENVIRONMENTAL PROVISIONS:

         A. "Hazardous Materials" include substances (i) which require remediation under any Environmental Laws; or (ii) which are or become defined as a "hazardous waste," "hazardous substance," "pollutant" or "contaminant" under any Environmental Laws; or (iii) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic; or (iv) which contain petroleum hydrocarbons, polychlorinated biphenyls, asbestos, asbestos containing materials or urea formaldehyde.

         B. "Environmental Laws" mean all applicable present and future statutes, regulations, rules, ordinances, codes, permits or orders of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and their political subdivisions and all applicable judicial, administrative and regulatory decrees and judgments relating to the protection of public health or safety or of the environment.

         C. "Environmental Damages" means all claims, judgments, losses, penalties, fines, liabilities, encumbrances, liens, costs and reasonable expenses of investigation, defense or good faith settlement resulting from violations of Environmental Laws, and including, without limitation: (i) damages for personal injury and injury to property or natural resources; (ii) reasonable fees and disbursements of attorneys, consultants, contractors, experts and laboratories; and (iii) costs of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Environmental Law and other costs reasonably necessary to restore full economic use of the Leased Premises.

         D. Tenant agrees to indemnify, defend, reimburse and hold Landlord harmless against any Environmental Damages incurred by Landlord arising from Tenant's breach of subparagraph E below or for any cause of action, claim, loss, damage, or expense incurred by Landlord due to the act or omission of Tenant which results in a breach of the environmental indemnification contained in
Section 7(c) of the Master Lease. The obligations of Tenant in this paragraph shall survive the termination of this Sublease and the discharge of all other obligations owed by the parties to each other under this Sublease. Notwithstanding anything else contained herein to the contrary, Landlord's indemnity does not apply to any damages to Tenant arising out of a condition which was present on the Lease Commencement Date.

         E.  Landlord and Tenant shall (i) comply with all  Environmental  Laws;
(ii) not cause or permit any Hazardous Materials to be treated, stored, disposed of, generated, or used in the Leased Premises, provided, however, that Landlord and Tenant may each store, use or dispose of products customarily found in offices and used in connection with operation and maintenance of property if each complies with all Environmental Laws and does not contaminate the Leased Premises or environment; and (iii) promptly after receipt, deliver to the other party a copy of any communication concerning any past or present, actual or potential violation of Environmental Laws or liability of either party for Environmental Damages.

PARAGRAPH 15: INSURANCE AND WAIVER OF SUBROGATION: Landlord agrees that throughout the Term it will insure the Building (but not the contents of the Leased Premises and excluding any property which Tenant is obligated to insure hereunder) for its full replacement cost against loss due to fire and other casualties included in standard extended coverage (all risk) insurance. In addition, Landlord will maintain public liability insurance.

         Throughout the Term, Tenant will, at its own expense, maintain:

         (a) comprehensive general liability insurance with respect to the Leased Premises and Tenant's activities in the Leased Premises and the Building, providing bodily injury and property damage coverage, in amounts no less than:

         A. $1,000,000 with respect to bodily injury or death to any one person;

         B. $1,000,000 with respect to property damage or other loss arising out of any one occurrence.

         C. $2,000,000 with respect to bodily injury, death or property damage arising out of any one occurrence;

Tenant shall be required to increase its insurance limits from time to time as may reasonably be required by Landlord consistent with coverage on properties similarly constructed, occupied and maintained. Such liability insurance shall be primary and not contributing to any insurance available to Landlord and Landlord's insurance shall be in excess thereto. In no event shall the limits of such insurance be considered as limiting the liability of Tenant under this Lease.

         (b) During any construction activity undertaken pursuant to Paragraphs 8 and 9 hereof, Tenant shall also maintain Builders Risk insurance insuring perils covered by the causes of loss - special form (all risk) for the value of the Improvements and for the value of any further alterations and/or additions made to the Leased Premises.

         (c) Workers' compensation insurance in accordance with statutory law and employers' liability insurance with a limit of not less than $500,000 per employee and $500,000 per occurrence.

         (d) Such other insurance as Landlord may, from time to time, reasonably require, or which may, from time to time, be required under the Master Lease so long as such other insurance is customarily required to be carried on similar properties.

         The policies required to be maintained by Tenant shall be with companies having a rating of not less than A with a financial class of at least X in the most current issue of Best's Insurance Reports. Insurers shall be licensed to do business in the State of Indiana and domiciled in the USA. Any deductible amounts under any insurance policies required hereunder shall not exceed $1,000. Certificates of insurance shall be delivered to Landlord prior to the commencement date and annually thereafter at least thirty (30) days prior to the expiration date of the old policy. Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms hereof in a blanket policy, provided such blanket policy expressly affords coverage to the Leased Premises and to Landlord as required by this Sublease. Tenant agrees that Landlord and Waterfield Mortgage Company, Incorporated and any Permitted Beneficiaries (as defined in the Master Lease) will be additional insureds under the applicable policies. Tenant's policies of insurance shall provide that they may not be cancelled or modified without at least a thirty (30) days advance notice to Landlord.

         Tenant and Landlord release each other and waive any right of recovery against each other for loss or damage to the waiving party or its respective property, which occurs in or about the Leased Premises, whether due to the negligence of either party, its agents, employees, officers, contractors, licensees, invitees or otherwise, to the extent that such loss or damage is insured against under the terms of standard fire and extended coverage insurance policies but only to the extent of such proceeds. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Leased Premises shall contain appropriate waiver of subrogation clauses. Landlord shall also be entitled to recover as damages for the uninsured amount of any loss, to the extent of any deficiency in the insurance policies limits and damages, and costs and expenses of suit suffered or incurred by reason of or damage to, or destruction of the Leased Premises, occurring during any period when the Tenant may have self-insured or failed or neglected to obtain the required insurance.

PARAGRAPH 16: REPAIRS: Tenant shall be responsible for and shall indemnify and hold Landlord harmless for any damages to the Building or the Leased Premises caused by the negligence or willful acts of its agents, employees, customers, invitees or occupants. Any such damages shall be repaired by Tenant to the satisfaction of Landlord or Landlord shall have the right to make such repairs itself and charge the cost thereof to Tenant as additional Rent. Subject to Tenant's obligations set forth in the preceding sentence, Landlord shall, at its expense, maintain and keep in repair the Building and Leased

Premises including both exterior, interior, parking lots, driveways, sidewalks, drive-up teller canopy and all structural parts, fixtures, wiring, plumbing, heating, water pipes, plastering and flooring therein, except installed equipment and fixtures provided by Tenant including those listed on Schedule 1 hereto. Without limiting the foregoing, Landlord agrees to keep heating plant, electrical and water connections and facilities and air conditioning in first class operating condition and available for continuous use.

         If Landlord shall fail to initiate repairs to the Leased Premises or to other portions of the Building which directly affect the Leased Premises as required by this Paragraph 16 within 30 days of receipt of written notice from Tenant, Tenant may make such repairs and offset the reasonable cost of same against future rental payments owed to Landlord hereunder, unless the repairs are of a type which cannot be repaired within 30 days and Landlord has undertaken to make such repairs in the first 30 days following such notice.

PARAGRAPH 17: ENCUMBRANCES; ASSIGNMENT AND SUBLETTING: Neither this Sublease nor the Term hereby demised shall be mortgaged, pledged or hypothecated by Tenant, nor shall Tenant mortgage, pledge or otherwise encumber its interest in this Sublease or the rents payable hereunder. Any mortgage, pledge, or encumbrance in violation of this Section 17 shall be void.

         Tenant shall not assign, sublet or encumber, in whole or in part, all or any part of the Leased Premises, without the prior written consent of Landlord. Tenant may, however, without consent of Landlord but with notice to Landlord, assign or sublet the Leased Premises to its parent, subsidiary or affiliate. Tenant shall, at the time Tenant requests consent of Landlord, deliver to Landlord such information in writing as Landlord may reasonably require respecting the proposed assignee or subtenant including, without limitation, the name, address, nature of business, ownership, financial responsibility and standing of such proposed assignee or subtenant and the terms of the proposed assignment or subletting, and Landlord shall have fifteen (15) days after receipt of all required information to elect one of the following:
(a) consent to such proposed assignment or sublease; (b) refuse such consent; or
(c) elect to terminate this Sublease, or, in the case of a partial sublease, terminate this Sublease as to the portion of the Leased Premises proposed to be sublet. If Landlord elects to exercise its right to terminate this Sublease or a portion hereof under a proposed assignment or subletting, Tenant shall have the right within ten (10) days following receipt of written notice of Landlord's election to withdraw its request for Landlord's consent, in which event Landlord's termination notice shall be null and void, and the Lease shall remain in full force and effect. No assigning or subletting by Tenant shall relieve Tenant of any obligation under this Sublease, including Tenant's obligation to pay Rent. Any purported assignment or subletting contrary to the provisions hereof without consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting.

         If for any assignment or sublease, Tenant receives rent or other consideration in excess of the Rent in this Sublease, or in the case of the sublease of a portion of the Leased Premises, in excess of such Rent fairly allocable to such portion, Tenant shall pay to Landlord within ten (10) days after its receipt, as Rent, fifty percent (50%) of the excess of each such payment less Tenant's cost for (i) brokerage commissions then customary in the market; (ii) reasonable marketing expenses; and (iii) reasonable alterations (tenant improvements) approved in advance by Landlord.

         Landlord may sell, assign or transfer its interest in this Sublease to any party at any time upon receipt of Tenant's written consent, which consent will not be unreasonably withheld, provided, however, that Landlord may at any time sell, assign or transfer its interest herein to any wholly owned subsidiary of Landlord or to Waterfield Mortgage Company, Incorporated without the consent of Tenant.

PARAGRAPH 18: ADDITIONAL RIGHTS RESERVED TO THE LANDLORD: Without notice and without liability to Tenant or without effecting an eviction or disturbance of Tenant's use or possession, Landlord shall have the right to (a) grant utility easements or other easements in, or replat, subdivide or make other changes in the legal status of the land underlying or contiguous with the Building as Landlord shall deem appropriate in its sole discretion, provided such changes do not substantially interfere with Tenant's use of the Leased Premises for the Permitted Purpose; (b) enter the Leased Premises at reasonable times and upon reasonable notice and at any time in the event of an emergency to inspect or repair the Leased Premises or the Building and to perform any acts related to the safety, protection, reletting, sale or improvement of the Leased Premises or the Building or to enter the Leased Premises to perform janitorial services; (c) change the name or street address of the Building; (d) install and maintain signs on and in the Building; and (e) make such rules and regulations as, in the sole judgment of Landlord, may be needed from time to time for the safety of the tenants, the care and cleanliness of the Leased Premises and the Building and the preservation of good order therein, so long as such rules and regulations are equitably enforced against all other tenants.

PARAGRAPH 19: LANDLORD'S REPRESENTATIONS: Landlord represents that the heating and air conditioning systems, plumbing, hot water heater, electrical systems, and any other systems equipment, fixture or property presently existing or to be installed in the Leased Premises by Landlord (specifically excluding the Improvements and Tenant's Alterations) will be in compliance with all local building codes, in good working order and that the roof will be free from leaks upon Lease Commencement Date.

PARAGRAPH 20: CASUALTY AND UNTENANTABILITY: If the Leased Premises or the Building is damaged or destroyed by fire or any other casualty, cause, or condition, or if the common areas in the Building are damaged to such an extent as to substantially interfere with Tenant's use of the Leased Premises, and that damage or destruction cannot be repaired within One Hundred Eighty (180) days, Landlord or Tenant may, by written notice to the other party given within thirty (30) days after such damage, terminate this Sublease. The termination shall be effective as of the date of such damage.

         Unless this Sublease is terminated as provided above and to the extent insurance proceeds are made available to Landlord pursuant to the Master Lease, Landlord shall proceed with due diligence to restore, repair and replace the Leased Premises and Building to the same condition as they were in as of the Lease Commencement Date, subject to compliance with all existing codes at the time of reconstruction and from and after the date of such damage to the date of completion of the repairs, replacements and restorations, a just proportion of the Rent shall abate according to the extent the full use and enjoyment of the Leased Premises are rendered impracticable by reason of such damage. Landlord shall be under no duty to restore any of Tenant's Alterations.

         Notwithstanding any other provision of this Sublease, should the Leased Premises or any portion thereof be rendered untenantable for any reason, except for the negligence or intentional acts of Tenant, and the untenantability continues for a period of more than One Hundred Eighty (180) days, Tenant shall have the right to declare the Lease null and void. This declaration of nullity shall not affect any other rights Tenant may have pursuant to the terms of the Lease.

PARAGRAPH 21: CONDEMNATION: If a material portion of the Leased Premises or access to the Leased Premises is taken by the power of eminent domain and if the remainder is inadequate for carrying out the Permitted Purpose and appropriate accommodations cannot be made, then both Landlord and Tenant shall have the option to cancel this Sublease as of the effective date of condemnation. Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled with respect to the taking of the Leased Premises or any part thereof (except as to Tenant's trade fixtures, personal property and moving expenses), by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary taking of the use or occupancy of the Leased Premises or any part thereof, by any governmental authority, whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise. If the parties elect not to terminate the Lease as provided above, then: (i) there shall be an equitable adjustment of Rent for the balance of the Term, in direct proportion to the amount of the Leased Premises so taken; and (ii) Landlord shall repair any damage to the Leased Premises caused by such taking to the extent condemnation proceeds are made available to Landlord pursuant to the Master Lease for such purpose.

PARAGRAPH 22: WAIVER OF CERTAIN CLAIMS: Tenant, to the extent permitted by law, waives all claims it may have against Landlord and against Landlord's agents and employees for any damages sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any cause arising at any time unless such damages are wholly unrelated to this Sublease and to Tenant's occupancy and use of the Leased

Premises, or are caused by the negligence, willful misconduct or breach of this Sublease by Landlord, its agents, employees and contractors.

PARAGRAPH 23: LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Sublease do not constitute personal obligations of the individual partners, shareholders, directors, officers, employees or agents of Landlord, and Tenant shall look solely to Landlord's interest in the Building, if any, and to no other assets of Landlord for satisfaction of any liability in respect of this Sublease. Tenant will not seek recourse against the individual partners, shareholders, directors, officers, employees or agents of Landlord or any of their personal assets for such satisfaction.

PARAGRAPH 24: TENANT'S DEFAULT: It shall be a "Tenant's Default" if Tenant shall
(a) fail to pay any monthly installment of Base Rent, or any other sum payable hereunder within five (5) days after written notification that such sum is past due; (b) violate or fail to perform any of the other covenants or agreements herein made by Tenant, and such violation or failure shall continue for fifteen
(15) days after written notice thereof to Tenant by Landlord, except that if within the fifteen (15) day period Tenant commences and thereafter proceeds diligently to remedy the violation or failure within a reasonable period of time not to exceed ninety (90) days from the receipt of notice, then Tenant shall not be in default hereunder; (c) make or have made (or if any guarantor shall make or have made) any false or misleading representation, warranty or covenant herein or in any notice, certificate, demand, request or other instrument delivered in connection herewith; (d) make a general assignment for the benefit of its creditors or file a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (e) fail to have dismissed within sixty (60) days of filing a proceeding filed against Tenant seeking any relief mentioned in (d) above; or (f) have a trustee, receiver or liquidator appointed for Tenant or a substantial part of its property.

PARAGRAPH 25: REMEDIES OF LANDLORD: Upon the occurrence of a Tenant's Default, Landlord may, at its option, in addition to any other remedy or right it has hereunder, at law or at equity:

                  (a) Re-enter the Leased Premises, without demand or notice, and resume possession by an action in law or equity or by force or otherwise and without being liable in trespass or for any damages and without terminating this Lease. Landlord may remove all persons and property from the Leased Premises and such property may be removed and stored at the cost of Tenant.

                  (b) Terminate this Lease at any time upon the date specified in a notice to Tenant. Tenant's liability for damages shall survive such termination. Upon termination such damages recoverable by Landlord from Tenant shall, at Landlord's option, be either an amount equal to "Liquidated Damages" or an amount equal to "Indemnity Payments".

                  "Liquidated Damages" means an amount equal to the excess of the rentals provided for in this Lease that would have been payable hereunder by Tenant, had this Lease not so terminated, for the period commencing with such termination and ending with the date set for the expiration of the original term granted ("Unexpired Term"), over the reasonable rental value of the Leased Premises for the Unexpired Term.

                  "Indemnity Payments" means an amount equal to the rent and other payments provided for in this Lease that would have become due and owing hereunder from time to time during the Unexpired Term plus the cost and expenses paid or incurred by Landlord from time to time in connection with:

                           (1) Obtaining possession of the Leased Premises;

                           (2)   Removal   and  storage  of  Tenant's  or  other
                  occupant's property;

                           (3) Care, maintenance and repair of the Leased Premises while vacant;

                           (4) Reletting the whole or any part of the Leased Premises while vacant;

                           (5) Making all repairs,  alterations and improvements
                  required to be made by Tenant hereunder and of performing all covenants of Tenant relating to the condition of the Leased Premises,

         less the rent and other payments, if any, actually collected and allocable to the Leased Premises or to the portions thereof relet by Landlord. Tenant shall on demand make Indemnity Payments monthly and Landlord may sue for all Indemnity Payments as they accrue.

                  (c) Without terminating this Lease, relet the Leased Premises without the same being deemed an acceptance of a surrender of this Lease nor a waiver of Landlord's rights or remedies and Landlord shall be entitled to Indemnity Payments from Tenant. Any reletting by Landlord may be for a period equal to or less than, or extending beyond the remainder of, the original term, for the whole or any part of the Leased Premises, separately or with other premises, for any sum, to any lessee, and for any use Landlord deems appropriate.

         B.       Upon the occurrence of any of the following:

                           (a) The filing of a voluntary  petition in bankruptcy
                  by Tenant;

                  (b) The filing of a petition or answer by Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act;

                  (c) An adjudication of Tenant as a bankrupt or insolvent; or

                  (d)  The  appointment  of  a  trustee,   receiver,   guardian,
         conservator   or   liquidator   of  Tenant  with   respect  to  all  or
         substantially all of its property;

this Lease shall terminate ipso facto as of such occurrence and the Leased Premises shall be surrendered as required by Paragraph 28. Tenant's liability for damages shall survive such termination and Landlord shall be entitled to recover an amount equal to Liquidated Damages or an amount equal to the maximum allowed by any statute or rule of law governing the proceedings in which such amount is sought, whichever is less.

         The remedies granted to Landlord herein shall be cumulative and shall not exclude any other remedy allowed by law or in equity, except as provided herein, and shall not prevent the enforcement of any claim Landlord may have against Tenant.

PARAGRAPH 26: ADVANCES AND INTEREST: If Landlord in curing Tenant's Default or otherwise pursuant hereto is compelled to pay or elects to pay any sum of money or do any acts which will require the payment of any sum of money for or on behalf of Tenant (including any amounts incurred in obtaining any insurance coverages which Tenant has failed to obtain in accordance with Section 15 hereof), the sum so paid or incurred shall be reimbursed by Tenant upon demand by Landlord and shall constitute Rent. All sums as to which Tenant is in default of payment shall bear interest at the rate of ten percent (10%) per annum until paid.

PARAGRAPH 27:  [RESERVED].

PARAGRAPH 28: SURRENDER OF LEASED PREMISES: Upon the Lease Expiration Date or other termination of this Sublease, Tenant shall surrender the Leased Premises to Landlord in good condition, normal wear and tear and damage by fire or other insured casualty excepted. Tenant shall have the right, but not the obligation, to remove all fixtures, (excluding Tenant's Alterations and any Improvements) installed or paid for by Tenant so long as Tenant restores the Leased Premises to its original condition prior to the installation of such fixtures or improvements, subject to ordinary wear and tear and damage by fire or other insured casualty. All Tenant's Alterations and the Improvements, except those listed on Schedule 1 hereto, shall become the property of Landlord upon the expiration or sooner termination of the Lease.

PARAGRAPH 29: INDEMNIFICATION. (a) Tenant shall hold Landlord harmless and indemnified against any liability (including all reasonable expenses and attorneys' fees incurred by or imposed on Landlord in connection therewith) for injury or death to any person or damage to any property in or upon the Leased Premises and any loading and service areas allocated to the use of Tenant, including the person and property of Tenant and its employees and all persons in the Leased Premises or the Building at his or their invitation, provided that such liability does not arise as a result of the negligence, intentional act or willful misconduct of Landlord, its agents or employees. Tenant shall also indemnify Landlord from all liabilities (including all reasonable expenses and attorneys' fees incurred by or imposed on Landlord in connection therewith) to the public and to other tenants in the Building arising from any acts or omissions of Tenant.

         (b) Landlord shall hold Tenant harmless and indemnified against any liability (including all reasonable expenses and attorneys' fees incurred by or imposed on Tenant in connection therewith) for injury or death to any person or damage to any property in or upon the Building except the Leased Premises and except also any loading and service areas available for the use of Tenant, including the person and property of Landlord and its employees and all persons in any part of the Building other than the Leased Premises at his or their invitation, provided that such liability does not arise as a result of the negligence, intentional acts or willful misconduct of Tenant, its agents or employees.


PARAGRAPH 30: SEVERABILITY: The parties intend this Sublease to be legally valid and enforceable in accordance with all of its terms to the fullest extent permitted by law. If any term hereof shall be invalid or unenforceable, the parties agree that such term shall be stricken from this Sublease to the extent unenforceable, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term of this Sublease, and the remaining terms hereof shall continue in effect to the fullest extent permitted by law.

PARAGRAPH 31: WAIVER: The waiver of either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Sublease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. The subsequent payment of Rent hereunder by Tenant shall not be deemed to be a waiver of any preceding breach by Landlord of any term, covenant or condition of this Sublease, regardless of Tenant's knowledge of such preceding breach at the time of payment of such Rent. No covenant, term or condition of this Sublease shall be deemed to have been waived by either party, unless such waiver is acknowledged in writing by such party.

PARAGRAPH 32: ESTOPPEL: Tenant shall, within thirty (30) days after written request from Landlord, execute and deliver to Landlord in the form attached as Exhibit D a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, to the best of Tenant's knowledge, whether or not Landlord is in default hereunder and, if so, specifying the nature of the default, and such other factual matters as may be reasonably requested by Landlord.

PARAGRAPH 33:  SUBORDINATION, ATTORNMENT AND NONDISTURBANCE:
Tenant covenants and agrees that this Sublease is subject and subordinate to any mortgage which may now or hereafter encumber the Leased Premises or the Building, and to all renewals, modifications, consolidations, replacements and extensions  thereof.  This  clause  shall  be  self  operative  and  no  further instrument of subordination need be requested by any mortgagee ("Lender"). However, Tenant will execute, if requested by Landlord or Lender, the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit E. In the event of the enforcement by the Lender of the remedies provided for by law or by such mortgage and the mortgagee has elected not to terminate the Lease by way of foreclosure, Tenant will become the Tenant of, and attorn to, such successor in interest without change in the terms or other provisions of this Sublease. Notwithstanding any other provision contained herein, this paragraph shall not result in an interference with Tenant's Permitted Use and occupancy of the Leased Premises or Tenant's rights hereunder.

         Tenant agrees to give to Lender, by registered mail, a copy of any notice of default served upon landlord by Tenant. Tenant agrees that Lender shall have the same time frame given to Landlord under the Sublease to cure any default not cured by Landlord. Lender's cure shall commence after time frames provided in the Sublease for Landlord's cure have passed. If such default cannot be cured by Lender within the time periods prescribed in the Lease, Lender shall have such additional time as may be necessary to cure the default if Lender has commenced and is diligently pursuing the remedies necessary to cure such default, in which event such right, if any, as Tenant might otherwise have to terminate the Lease shall not be exercised while such remedies are being so diligently pursued.

PARAGRAPH 34: QUIET ENJOYMENT: If and so long as Tenant pays all Rent and keeps and performs each and every term, covenant and condition herein contained on the part of Tenant to be kept and performed, Tenant shall quietly enjoy the Leased Premises without hindrance by Landlord.

PARAGRAPH 35: ATTORNEYS' FEES: If the services of an attorney are required by any party to secure the performance under the Lease or otherwise upon the breach or default of the other party to the Lease, each party shall be responsible for its own legal fees. If a judicial remedy is necessary to enforce or interpret any provision of the Lease, the prevailing party shall be entitled to reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such prevailing party may be entitled.

PARAGRAPH 36: FORCE MAJEURE: If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature beyond the reasonable control of, and not attributable to negligence or foreseeable events, the party delayed in performing work or doing acts required under the terms of this Sublease, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.

PARAGRAPH 37: APPLICABLE LAW: This Sublease shall be construed according to the laws of the State of Indiana.

PARAGRAPH 38: BINDING EFFECT; GENDER: This Sublease shall be binding upon and inure to the benefit of the parties and their successors and assigns. It is understood and agreed that the terms "Landlord" and "Tenant" and verbs and pronouns in the singular number are uniformly used throughout this Sublease regardless of gender, number or fact of incorporation of the parties hereto.

PARAGRAPH 39:  TIME:  Time is of the essence of this Sublease.

PARAGRAPH 40: WAIVER OF JURY TRIAL: Landlord and Tenant each hereby waives all right to trial by jury in any claim, action, proceeding or counterclaim by either party against the other on any matters arising out of or in any way connected with this Sublease, the relationship of Landlord and Tenant and/or Tenant's use or occupancy of the Leased Premises.

PARAGRAPH 41: HEADINGS: The headings in this Sublease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Sublease or any of its provisions.

PARAGRAPH 42: BROKERS: Landlord and Tenant each represent to the other that each has not had any dealing with any broker, agent or finder in connection with this Sublease except those set forth in Paragraph 1(L), if any, whose compensation shall be paid by Landlord, and Landlord and Tenant each agrees to hold the other harmless from and indemnify the other against any cost, expense, or liability for any compensation, commission, fee charge or damages, including reasonable attorneys' fees, as a result of any claim of any other broker, agent or finder claiming under or through the indemnifying party with respect to this Sublease or the negotiation of this Sublease.

PARAGRAPH 43: ENTIRE AGREEMENT: This Sublease and the exhibits and addenda attached set forth all the covenants, promises, agreements, representations, conditions, statements and understandings between Landlord and Tenant concerning the Leased Premises and the Building. This Sublease shall not be amended or modified except in writing signed by both parties. Failure to exercise any right in one or more instances shall not be construed as a waiver of the right to strict performance or as an amendment to this Sublease.

PARAGRAPH 44: NOTICES: Any notice or demand provided for or given pursuant to this Sublease shall be in writing and served on the parties at the addresses listed in Paragraph 1(M) and Paragraph 1(N). Any notice shall be either (a) personally delivered to the addressed set forth above, in which case it shall be deemed delivered on the date of delivery to the addressee; or (b) sent by registered or certified mail/return receipt requested, in which case it shall be deemed delivered three (3) business days after deposited in the U.S. Mail; (c) sent by a nationally recognized overnight courier, in which case it shall be deemed delivered one (1) business day after deposit with such courier; or (d) sent by telecommunication ("Fax") in which case it shall be deemed delivered on the day sent, provided an original is received by the addressee by a nationally recognized overnight courier within one (1) business day of the Fax. The addresses and Fax numbers listed in Paragraphs 1(M) and 1(N) may be changed by written notice to the other parties, provided, however, that no notice of a change of address or Fax number shall be effective until date of delivery of such notice. Copies of notice are for informational purposes only and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

PARAGRAPH 45: RECORDATION: Both Landlord and Tenant shall have the right but not the obligation to record a memorandum of lease in a recordable form setting forth the interest of the parties, the description of the leasehold interest, the term of the Lease including any options and other matters mutually agreeable. It is agreed that the memorandum of lease shall contain no information or representation concerning the Rent or other financial obligations or conditions of the Lease. If the disclosure of any such financial information is required in order to record the memorandum of lease, then neither Landlord nor Tenant shall have the right to record such a memorandum. The memorandum of lease shall be prepared by and the costs of recordation shall be paid by the party requesting the recordation thereof.

PARAGRAPH 46: OPTION TO RENEW: Tenant shall have the option to renew and extend the Lease Expiration Date for two additional periods of five years, only if and to the extent the Master Lease is or will be in effect for such additional period(s). To exercise the renewal option(s), Tenant shall deliver written notice at least twelve months prior to the respective Lease Expiration Date(s), as extended in the case of the first renewal period. All terms and conditions herein shall apply to the renewal periods, except that the Base Rent for the first renewal period shall be $3,068.00 and the Base Rent for the second renewal period shall be $3,579.33.


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



LANDLORD:                                      TENANT:

UNION ACCEPTANCE CORPORATION                   UNION FEDERAL SAVINGS BANK OF
                                                        INDIANAPOLIS


By: /s/ John M. Stainbrook                            By: /s/ Lonnie Frauhiger
    ------------------------                              ----------------------
         (Signature)                                            (Signature)



Its:    President                                     Its: Senior Vice President
         (Title)                                               (Title)






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